UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2010

DG FASTCHANNEL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27644 (Commission File Number)	94-3140772 (IRS Employer Identification No.)

750 West Carpenter Freeway, Suite 700 Irving, Texas	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws.

On October 7, 2010, the Board of Directors of DG FastChannel, Inc. (the “Company”) adopted and approved, effective immediately, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws amend Article II, Sections 4 and 11, and provide for new Sections 12 and 13 in Article II, to provide for advance notice requirements for stockholder proposals of business and director nominations to be considered at stockholder meetings.  The amendments provide for advance notice requirements to:

•                  require disclosure of proposed items of business and stockholder nominations to the Board of Directors to be provided to the Corporation by no less than 90 days and no more than 120 days prior to the first anniversary of the previous year’s annual meeting;

•                  establish required disclosure by stockholders making proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives and rights to vote any securities of the Company;

•                  require stockholders nominating directors to disclose the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal, and any material relationships between the stockholder proponents and their affiliates, on the one hand, and the director nominee and his or her affiliates, on the other hand;

•                  establish required disclosures regarding proposed items of business to be considered at a meeting of stockholders to include a reasonably detailed description of all agreements, arrangements, and understandings between proposing persons and other stockholders of the Company in connection with the proposed items of business;

•                  provide that the required disclosures be updated and supplemented so as to be accurate as of the record date for a meeting and as of ten business days prior to the meeting; and

•                  clarify that the requirements set forth in the Amended and Restated Bylaws apply to all stockholder proposals and director nominations, other than stockholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which provides certain different procedural requirements).

In addition, Article III, Section 4 is amended to provide that Directors of the Corporation may be removed solely for cause by the holders of a majority of the outstanding voting securities of the Corporation, consistent with the requirement of Section 141(k)(1) of the Delaware General Corporation Law.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits

3.2           Amended and Restated Bylaws of DG FastChannel, Inc. dated October 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.

Date:	October 14, 2010	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of DG FastChannel, Inc. dated October 7, 2010.